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                                  Fund Profile
                                      for


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                             VANGUARD WELLINGTON FUND

                                  March 11, 1996



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1    OBJECTIVES

Vanguard/Wellington Fund pursues three investment objectives -- to conserve the value of your investment; to provide a reasonable income return; and to seek profits without undue risk -- by investing in a mix of stocks and bonds. The Fund may not meet these objectives.

2    INVESTMENT STRATEGIES

The Fund's adviser uses a "balanced" investment approach. Approximately 60% to 70% of the Fund's total assets is invested in common stocks (with emphasis on dividend-paying stocks of large and medium-size companies). The remaining 30% to 40% of assets is invested in long-term high-quality corporate bonds and U.S. Treasury and mortgage-backed securities.

3    RISKS

Because of its balanced approach, Wellington Fund is subject to less investment risk than a fund made up entirely of stocks but more risk than an all-bond fund.

Investors in the Fund are exposed to . . .

o A HIGH degree of stock market risk (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's significant investment in common stocks.

o A HIGH degree of interest rate risk (the possibility that bond prices will fall as interest rates rise -- and vice versa) because of the Fund's bond holdings. For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

o A LOW degree of credit risk (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's bond holdings.

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4    APPROPRIATENESS

This Fund may be suitable for investors who . . .

o Are seeking a balanced and diversified investment program that includes both stocks and bonds.

o        Plan to invest for at least five years.

o Want a fund that offers less investment risk and share-price fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who . . .

o        Cannot tolerate fluctuating share prices.

5    FEES AND EXPENSES

Vanguard/Wellington Fund -- like all Vanguard Funds -- is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1995 was 0.33% of assets.

    Annual Fund Operating Expenses
    ------------------------------
    Investment Advisory Fees  . . . . . . .   0.05%
    Distribution Costs  . . . . . . . . . .   0.02
    Other Expenses  . . . . . . . . . . . .   0.26
                                              ----
    Total Operating Expenses  . . . . . . .   0.33%
                                              ----

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

   1 Year       3 Years       5 Years      10 Years
   ------------------------------------------------
     $3           $11           $19           $42

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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6        PAST PERFORMANCE


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                             Performance Summary
                      (Periods ended December 31, 1995)


                      Average Annual Total Return
                      Wellington        Composite
                         Fund       Stock/Bond Index*
   1 Year              +32.92%          +33.75%
   5 Years             +14.91%          +15.04%
   10 Years            +12.78%          +13.81%


Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


*For comparative purposes, 65% of the Composite Stock/Bond Index is made up of the Standard & Poor's 500 Composite Stock Price Index (a diversified group of 500 securities used to measure U.S. stock market performance), and 35% is made up of the Lehman Long-Term Corporate AA or Better Bond Index (a barometer of corporate bonds rated AA or Better). An index is unmanaged; you cannot invest in an index.
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7    INVESTMENT ADVISER

The Fund is managed by Wellington Management Company, which manages more than $108 billion in total assets.

8    PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts).

9    REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10   DISTRIBUTIONS

The Fund expects to pay dividends quarterly. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash.

11   OTHER SERVICES

o Vanguard Fund Express(R) -- electronic transfers between your bank account and the Fund.

o Vanguard Tele-Account(R) -- around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

o Investor Information -- toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).
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                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.


            (C) 1996 Vanguard Marketing Corporation, Distributor FP21